UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) of the

                         SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: January 2, 2003
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                           SANDATA TECHNOLOGIES, INC.

                           ---------------------------

               (Exact name of registrant as specified in charter)

        Delaware                      000-14401                   11-2841799
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 (State of Incorporation)      (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)



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              26 Harbor Park Drive, Port Washington, New York 11050

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               (Address of Principal Executive Offices) (Zip Code)


                                 (516) 484-4400

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              (Registrant's telephone number, including area code)


                              ---------N/A--------

          (Former name or former address, if changed since last report)
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


Item 5.     Other Events.

     On January 3, 2003, Sandata Technologies, Inc. ("Sandata") issued a press release announcing that on January 2, 2003, an amendment to a quarterly report on Form 10-Q was erroneously filed with the Securities and Exchange Commission by National Medical Health Card Systems, Inc., an affiliate of Sandata, under Sandata's banner. This 10-Q was not a report issued by Sandata and Sandata disclaims any connection to the information contained in such filing.

     A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7(c).  Exhibits.

 99.1     Press Release issued by Sandata Technologies, Inc. on January 3, 2003.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SANDATA TECHNOLOGIES, INC.


Date:  January 3, 2003              By:  /s/Bert E. Brodsky
                                         --------------------------------
                                            Bert E. Brodsky
                                            Chairman and Chief Executive Officer

                                  Exhibit Index

 Exhibit Number         Description
 ---------------        -----------

  99.1                  Press Release issued by Sandata Technologies, Inc.
                         on January 3, 2003.

Exhibit 99.1


FOR IMMEDIATE RELEASE                                         CONTACT:
                                                 Bert Brodsky
                                                 Chairman
                                                 Sandata Technologies, Inc.
                                                 (516) 484-4400, X200
                                                 bbrodsky@sandata.com

       Notice of Incorrect EDGAR Filing Under Sandata Technologies' Banner

     Port Washington, NY, January 3, 2003 - Sandata Technologies,  Inc. (NASDAQ:
SAND) announced that yesterday, January 2, 2003, an amendment to a quarterly report on Form 10-Q was erroneously filed with the Securities and Exchange Commission by National Medical Health Card Systems, Inc., an affiliate of Sandata, under Sandata's banner. This 10-Q was not a report issued by Sandata and Sandata disclaims any connection to the information contained in such filing.

     Sandata is a leading provider of advanced Information Technology (IT) solutions for payroll and billing, electronic time and attendance services and IT support services.

     This press release contains forward-looking statements which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used herein, the words "may", "could", "will", "believes", "anticipates", "expects" and similar expressions identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For a discussion of such risks and uncertainties, including but not limited to those discussed above in this press release, as well as risks relating to developments in and regulation of the health-care industry, new technology developments, competitive bidding, risks and uncertainties associated with the Internet and Internet-related products, and other factors, readers are urged to carefully review and consider various disclosures made by the Company in its Annual Report on Form 10K-SB for the most recently completed fiscal year and other Securities and Exchange Commission filings.